CREDIT SUISSE COMMODITY STRATEGY FUNDS

Credit Suisse Commodity Return Strategy Fund

CREDIT SUISSE TRUST

Commodity Return Strategy Portfolio

(each, a "Fund" and together, the "Funds")

Supplement to each Fund's Summary Prospectus, Prospectus and Statement of Additional Information

On May 28, 2025, UBS Asset Management (Americas) LLC ("UBS AM (Americas)"), each Fund's investment adviser, entered into an agreement with an affiliate (the "Affiliate") of Cantor Fitzgerald Investment Advisors, L.P. ("Cantor Fitzgerald"), to sell UBS AM (Americas)'s O'Connor investment platform to the Affiliate (the "Transaction"). Following the Transaction, it is expected that the O'Connor investment management and support teams, which includes each Fund's portfolio management team, will transition to the Affiliate. The Affiliate has no operating history and is a newly-formed investment adviser that is in the process of registering with the U.S. Securities and Exchange Commission (the "SEC") as an investment adviser under the Investment Advisers Act of 1940, as amended. The Affiliate is an indirect wholly-owned subsidiary of Cantor Fitzgerald, and is under common control with Cantor Fitzgerald, which has been registered with the SEC as an investment adviser since 2011. The initial closing of the Transaction is expected to occur by the end of the fourth quarter of 2025, subject to regulatory and investor approvals and other customary closing conditions.

In connection with the Transaction, it is expected that all investment management responsibilities for the Funds will be transferred from UBS AM (Americas) to Cantor Fitzgerald. Any such transfer of investment management responsibilities will be subject to, among other approvals, approval by each Fund's Board of Trustees and its respective shareholders. Additional details regarding the transfer of investment management responsibilities of the Funds from UBS AM (Americas) to Cantor Fitzgerald will be forthcoming.

Shareholders should retain this supplement for future reference.

Dated: May 28, 2025	16-0525 TRCRS-PRO TRCRS-SUMPRO 2025-002